Pioneer ILS Bridge Fund

Schedule of Investments | July 31, 2020

Schedule of Investments | 7/31/20 (unaudited)

Value
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 0.0%	$ —
OTHER ASSETS AND LIABILITIES – 100.0%	$100,000
NET ASSETS - 100.0%	$100,000

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of July 31, 2020, in valuing the Fund’s investments.

	Level 1	Level 2	Level 3	Total
Total Investments in Securities	$–	$–	$–	$–